Exhibit 25.1

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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C. 20549
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                                   FORM T-1

                           STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF
                  A CORPORATION DESIGNATED TO ACT AS TRUSTEE
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             CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
               A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________
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                             JPMORGAN CHASE BANK
             (Exact name of trustee as specified in its charter)

NEW YORK                                                     13-4994650
(State of incorporation                                (I.R.S. employer
if not a national bank)                             identification No.)

270 PARK AVENUE
NEW YORK, NEW YORK                                                10017
(Address of principal executive offices)                     (Zip Code)

                              William H. McDavid
                               General Counsel
                               270 Park Avenue
                           New York, New York 10017
                             Tel: (212) 270-2611
          (Name, address and telephone number of agent for service)

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                     METTLER-TOLEDO INTERNATIONAL INC.
            (Exact name of obligor as specified in its charter)
DELAWARE                                                     13-3668641
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                      identification No.)


IM LANGACHER, P.O. BOX MT-100
CH 8606 GREIFENSEE, SWITZERLAND                         +41-1-944-22-11
(Address of principal executive offices)                     (Zip Code)

                               Peter Edwards
                            1900 Polaris Parkway
                            Columbus, Ohio 43240
                            Tel.: (614) 438-4870
         (Name, address and telephone number of agent for service)

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                        4.85% SENIOR NOTES DUE 2010
                    (Title of the indenture securities)


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                                  GENERAL

Item 1. General Information.

     Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

          New York State Banking Department,  State House, Albany, New York
          12110.

          Board of Governors of the Federal Reserve System, Washington, D.C., 20551

          Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

          Federal Deposit Insurance Corporation, Washington, D.C., 20429.


     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.


Item 2. Affiliations with the Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.


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Item 16. List of Exhibits

     List below all exhibits filed as a part of this Statement of Eligibility.

     1. A copy of the Restated Organization Certificate of the Trustee dated March 25, 1997 and the Certificate of Amendment dated October 22, 2001 (see Exhibit 1 to Form T-1 filed as an exhibit to the Registration Statement on Form S-3 filed by The Bear Stearns Companies Inc. on January 17, 2002 (Registration Statement No. 333-76894), which is incorporated by reference).

     2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed as an exhibit to the Registration Statement on Form S-3 filed by Maxus Energy Corporation on July 27, 1992 (Registration Statement No. 33-50010), which is incorporated by reference). On November 11, 2001 in connection with the merger of The Chase Manhattan
Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

     3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

     4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed as an exhibit to the Registration Statement on Form S-3 filed by The Bear Stearns Companies Inc. on January 17, 2002 (Registration Statement No. 333-76894), which is incorporated by reference)

     5. Not applicable.

     6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed as an exhibit to the Registration Statement on Form S-3 filed by Maxus Energy Corporation on July 27, 1992 (Registration Statement No. 33-50010), which is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

     7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

     8. Not applicable.

     9. Not applicable.

                                 SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 22nd day of March, 2004. JPMORGAN CHASE BANK

                                 By /s/   William G. Keenan
                                   -------------------------------------
                                          William G. Keenan
                                            Vice President


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                               Exhibit 7 to Form T-1


                                 Bank Call Notice

                              RESERVE DISTRICT NO. 2
                        CONSOLIDATED REPORT OF CONDITION OF

                                JPMorgan Chase Bank
                   of 270 Park Avenue, New York, New York 10017
                      and Foreign and Domestic Subsidiaries,
                      a member of the Federal Reserve System,

                  at the close of business December 31, 2003, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                               DOLLAR AMOUNTS
               ASSETS                                      IN MILLIONS

Cash and balances due from depository institutions:
      Noninterest-bearing balances and
      currency and coin ....................................       $  19,429
      Interest-bearing balances ............................           9,602
Securities:
Held to maturity securities.................................             176
Available for sale securities...............................          53,625
Federal funds sold and securities purchased under
      agreements to resell .................................
      Federal funds sold in domestic offices                          26,067
      Securities purchased under agreements to resell                 80,099
Loans and lease financing receivables:
      Loans and leases held for sale........................          20,359
      Loans and leases, net of unearned income     $163,864
      Less: Allowance for loan and lease losses       3,151
      Loans and leases, net of unearned income and
      allowance ............................................         160,713
Trading Assets .............................................         197,197
Premises and fixed assets (including capitalized leases)....           6,010
Other real estate owned ....................................             128
Investments in unconsolidated subsidiaries and
      associated companies..................................             828
Customers' liability to this bank on acceptances
      outstanding ..........................................             225
Intangible assets
        Goodwill............................................           2,315
        Other Intangible assets.............................           4,997
Other assets ...............................................          46,892
TOTAL ASSETS ...............................................        $628,662


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                                                 LIABILITIES
Deposits
      In domestic offices .......................................     $190,249
      Noninterest-bearing ........................ $74,112
      Interest-bearing .........................   116,137
      In foreign offices, Edge and Agreement
      subsidiaries and IBF's ....................................      136,496
     Noninterest-bearing........................   $ 6,355
      Interest-bearing .........................   130,141

Federal funds purchased and securities sold under agree-
ments to repurchase:
      Federal funds purchased in domestic offices                        4,639
      Securities sold under agreements to repurchase                    71,995
Trading liabilities .............................................      128,738
Other borrowed money (includes mortgage indebtedness
      and obligations under capitalized leases)..................       23,496
Bank's liability on acceptances executed and outstanding.........          225
Subordinated notes and debentures ...............................        8,028
Other liabilities ...............................................       26,985
TOTAL LIABILITIES ...............................................      590,851
Minority Interest in consolidated subsidiaries...................          320

                                                EQUITY CAPITAL

Perpetual preferred stock and related surplus....................            0
Common stock ....................................................        1,785
Surplus  (exclude all surplus related to preferred stock)........       16,318
Retained earnings................................................       19,590
Accumulated other comprehensive income...........................         (202)
Other equity capital components..................................            0
TOTAL EQUITY CAPITAL ............................................       37,491
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TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL              $628,662
                                                                    ==========
I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                          JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in-structions issued by the appropriate Federal regulatory authority and is true and correct.



                     WILLIAM B. HARRISON JR. )
                     WILLIAM H. GRAY, III    )DIRECTORS
                     HELENE L. KAPLAN        )